Exhibit 99.1

Contacts:

Media: Anna Vue	Investors/Analysts: Jenifer Kirtland/Bob Jones
avue@infinera.com	jkirtland@infinera.com/bjones@infinera.com
Infinera Corporation	Infinera Corporation
916-595-8157	408-543-8139/408-543-8140

Infinera Corporation Reports Fourth Quarter and Fiscal Year 2012 Financial Results

Sunnyvale, CA, February 5, 2013 – Infinera Corporation (NASDAQ: INFN), a leading provider of digital optical networks, today released financial results for the fourth quarter and fiscal year ended December 29, 2012.

GAAP revenues for the quarter were $128.1 million compared to $112.2 million in the third quarter of 2012 and $112.0 million in the fourth quarter of 2011.

GAAP gross margins for the quarter were 34% compared to 37% in the third quarter of 2012 and 40% in the fourth quarter of 2011. GAAP net loss for the quarter was $(16.1) million, or $(0.14) per share, compared to net loss of $(19.1) million, or $(0.17) per share, in the third quarter of 2012 and a net loss of $(19.4) million, or $(0.18) per share, in the fourth quarter of 2011.

Non-GAAP gross margins for the quarter were 36% compared to 39% in the third quarter of 2012 and 42% in the fourth quarter of 2011. Non-GAAP net loss for the quarter was $(6.0) million, or $(0.05) per diluted share, compared to net loss of $(7.8) million, or $(0.07) per diluted share in the third quarter of 2012 and net loss of $(6.7) million, or $(0.06) per diluted share, in the fourth quarter of 2011. These Non-GAAP measures exclude non-cash stock-based compensation expenses and restructuring and other related costs.

GAAP revenues for the year were $438.4 million compared to $404.9 million in 2011.

GAAP gross margins for the year were 36% compared to 41% in 2011. GAAP net loss for the year was $(85.3) million, or $(0.77) per share compared to $(81.7) million, or $(0.78) per share in 2011.

Non-GAAP gross margins for the year were 38% compared to 43% in 2011. Non-GAAP net loss for the year was $(43.5) million or $(0.38) per diluted share in 2012, compared to net loss of $(31.7) million or $(0.29) per diluted share in 2011. These Non-GAAP measures exclude non-cash stock-based compensation expenses and restructuring and other related costs.

Management Commentary

“Our fourth quarter results reflected solid execution of our growth strategy and represented a strong finish to a productive year for Infinera,” said Tom Fallon, president and chief executive officer. “Our DTN-X continues to gain traction and to date, we have purchase commitments from 22 customers, including seven new to Infinera. These customers represent a broad cross section of our market segments. Revenue from the DTN-X platform continues to ramp.”

“During the fourth quarter, we were pleased to announce our first domestic Tier 1 backbone deployment with CenturyLink. We have also successfully completed the OSMINE certification process, another key milestone in demonstrating our US Tier 1 readiness. Our ability to fully service global Tier 1 customers essentially doubles our addressable market. We also added four new DTN customers during the quarter for a total of 111 customers worldwide,” continued Mr. Fallon.

“We are optimistic about the outlook for 2013. Interest in our unique 100G converged DWDM/OTN switching solution remains strong, resulting in significant trial activity, which has helped us build a strong pipeline into 2013. A strong focus on winning footprint and gaining market share, balanced with prudent financial management remain our priorities for 2013,” Mr. Fallon concluded.

Conference Call Information:

Infinera will host a conference call for analysts and investors to discuss its fourth quarter and fiscal year 2012 results and first quarter outlook today at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). A live webcast of the conference call will also be accessible from the “Investor Relations” section of the company’s website at www.infinera.com. Following the webcast, an archived version will be available on the website for 90 days. To hear the replay, parties in the United States and Canada should call 1-888-566-0401. International parties can access the replay at 1-203-369-3040.

About Infinera

Infinera provides Digital Optical Networking systems to telecommunications carriers worldwide. Infinera’s systems are unique in their use of a breakthrough semiconductor technology: the photonic integrated circuit (PIC). Infinera’s systems and PIC technology are designed to provide customers with simpler and more flexible engineering and operations, faster time-to-service, and the ability to rapidly deliver differentiated services without reengineering their optical infrastructure. For more information, please visit www.infinera.com.

Forward-Looking Statements

This press release contains forward-looking statements, including statements regarding our expectations for customer interest in, adoption of, and revenue and purchase commitments related to our DTN-X product, our ability to fully service Tier 1 customers and the addressable market related to Tier 1 customers, and customer interest in our 100G converged DWDM/OTN switching solution, and our building of a strong pipeline for 2013. These forward-looking statements involve risks and uncertainties, as well as assumptions that, if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include unexpected delays in the development, production or availability of our products; decisions by customers to delay orders of the product; changes in the marketplace that would affect customer demand for the product, as well as our general ability to react to trends and challenges in our business and the markets in which we operate; our ability to anticipate market needs and develop new or enhanced products to meet those needs; the adoption rate of our products; our ability to establish and maintain successful relationships with our customers; our ability to reduce customer concentration; our ability to compete in our industry; fluctuations in demand, sales cycles and prices for our products and services; our ability to operate profitably; aggressive business tactics by our competitors; our reliance on single-source suppliers; shortages or price fluctuations in our supply chain; our ability to protect our intellectual property rights; and general, political, economic and market conditions and events. Further information about these risks and uncertainties, and other risks and uncertainties that affect our business, are contained in the risk factors section and other sections of our annual report on Form 10-K filed with the Securities Exchange Commission on March 6, 2012, as well as subsequent reports filed with or furnished to the SEC. These reports are available on our website at www.infinera.com and the SEC’s website at www.sec.gov. We assume no obligation to, and do not currently intend to, update any such forward-looking statements.

Use of Non-GAAP Financial Information

In addition to disclosing financial measures prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables contain certain non-GAAP measures that exclude non-cash stock-based compensation expenses. We believe these adjustments are appropriate to enhance an overall understanding of our underlying financial performance and also our prospects for the future and are considered by management for the purpose of making operational decisions. In addition, these results are the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income (loss), basic and diluted net income (loss) per share, or gross margin prepared in accordance with GAAP. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and are subject to limitations. For a description of these non-GAAP financial measures and a reconciliation to the most directly comparable GAAP financial measures, please see the section titled, “GAAP to Non-GAAP Reconciliations.” We anticipate disclosing forward-looking non-GAAP information in our conference call to discuss our fourth quarter results, including an estimate of non-GAAP earnings for the first quarter of 2013 that excludes non-cash stock-based compensation expenses.

A copy of this press release can be found on the investor relations page of Infinera’s website at www.infinera.com.

Infinera Corporation and the Infinera logo are trademarks or registered trademarks of Infinera Corporation. All other trademarks used or mentioned herein belong to their respective owners.

Infinera Corporation

GAAP Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 29,	December 31,	December 29,	December 31,
	2012	2011	2012	2011
Revenue:
Product	$109,051	$93,025	$378,138	$349,468
Ratable product and related support and services	393	593	1,897	3,176
Services	18,620	18,391	58,402	52,233

Total revenue	128,064	112,009	438,437	404,877
Cost of revenue (1):
Cost of product	77,023	61,103	258,874	219,710
Cost of ratable product and related support and services	104	250	563	1,096
Cost of services	7,669	5,972	21,431	18,580

Total cost of revenue	84,796	67,325	280,868	239,386
Gross profit	43,268	44,684	157,569	165,491
Operating expenses (1):
Research and development	26,660	31,218	117,233	127,120
Sales and marketing	20,558	18,336	75,862	64,773
General and administrative	11,563	14,119	47,475	54,375
Restructuring and other costs (credit)	—	(129)	—	(129)

Total operating expenses	58,781	63,544	240,570	246,139
Loss from operations	(15,513)	(18,860)	(83,001)	(80,648)
Other income (expense), net:
Interest income	233	272	911	1,014
Other gain (loss), net	(158)	(216)	(1,050)	(419)

Total other income (expense), net	75	56	(139)	595
Loss before income taxes	(15,438)	(18,804)	(83,140)	(80,053)
Provision for income taxes	650	546	2,190	1,691

Net loss	$(16,088)	$(19,350)	$(85,330)	$(81,744)

Net loss per common share, basic and diluted	$(0.14)	$(0.18)	$(0.77)	$(0.78)

Weighted average shares used in computing basic and diluted net loss per common share	112,311	106,893	110,739	105,432

(1)	The following table summarizes the effects of stock-based compensation related to employees and non-employees for the three and twelve months ended December 29, 2012 and December 31, 2011:

	Three Months Ended		Twelve Months Ended
	December 29,	December 31,	December 29,	December 31,
	2012	2011	2012	2011
Cost of revenue	$735	$710	$2,710	$2,923
Research and development	2,852	3,915	13,306	14,990
Sales and marketing	2,802	2,317	10,450	8,818
General and administration	1,797	4,481	9,529	18,502

	8,186	11,423	35,995	45,233
Cost of revenue—amortization from balance sheet*	1,949	1,307	5,824	4,924

Total stock-based compensation expense	$10,135	$12,730	$41,819	$50,157

*	Stock-based compensation expense deferred to inventory and deferred inventory costs in prior periods and recognized in the current period.

Infinera Corporation

GAAP to Non-GAAP Reconciliations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended			Twelve Months Ended
	December 29,	September 29,	December 31,	December 29,	December 31,
	2012	2012	2011	2012	2011
Reconciliation of Gross Profit:
U.S. GAAP as reported	$43,268	$41,500	$44,684	$157,569	$165,491
Stock-based compensation(1)	2,684	2,389	2,017	8,534	7,847

Non-GAAP as adjusted	$45,952	$43,889	$46,701	$166,103	$173,338

Reconciliation of Gross Margin:
U.S. GAAP as reported	34%	37%	40%	36%	41%
Stock-based compensation(1)	2%	2%	2%	2%	2%

Non-GAAP as adjusted	36%	39%	42%	38%	43%

Reconciliation of Loss from Operations:
U.S. GAAP as reported	$(15,513)	$(18,205)	$(18,860)	$(83,001)	$(80,648)
Restructuring and other related costs (credit)(2)	—	—	(129)	—	(129)
Stock-based compensation(1)	10,135	11,317	12,730	41,819	50,157

Non-GAAP as adjusted	$(5,378)	$(6,888)	$(6,259)	$(41,182)	$(30,620)

Reconciliation of Net Loss:
U.S. GAAP as reported	$(16,088)	$(19,081)	$(19,350)	$(85,330)	$(81,744)
Restructuring and other related costs (credit)(2)	—	—	(129)	—	(129)
Stock-based compensation(1)	10,135	11,317	12,730	41,819	50,157

Non-GAAP as adjusted	$(5,953)	$(7,764)	$(6,749)	$(43,511)	$(31,716)

Reconciliation of Net Loss per Common Share—Basic:
U.S. GAAP as reported	$(0.14)	$(0.17)	$(0.18)	$(0.77)	$(0.78)

Non-GAAP as adjusted	$(0.05)	$(0.07)	$(0.06)	$(0.39)	$(0.30)

Reconciliation of Net Loss per Common Share—Diluted:
U.S. GAAP as reported	$(0.14)	$(0.17)	$(0.18)	$(0.77)	$(0.78)

Non-GAAP as adjusted(3)	$(0.05)	$(0.07)	$(0.06)	$(0.38)	$(0.29)

Weighted average shares used in computing net loss per common share—U.S. GAAP:
Basic	112,311	111,579	106,893	110,739	105,432

Diluted	112,311	111,579	106,893	110,739	105,432

Weighted average shares used in computing net loss per common share—Non-GAAP:
Basic	112,311	111,579	106,893	110,739	105,432

Diluted(3)	114,115	113,443	110,018	113,124	108,770

(1)

Stock-based compensation expense is calculated in accordance with the fair value recognition provisions of Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 718, Compensation—Stock Compensation effective January 1, 2006. The following table summarizes the effects of stock-based compensation related to employees and non-employees:

	Three Months Ended			Twelve Months Ended
	December 29,	September 29,	December 31,	December 29,	December 31,
	2012	2012	2011	2012	2011
Cost of revenue	$735	$683	$710	$2,710	$2,923
Research and development	2,852	3,439	3,915	13,306	14,990
Sales and marketing	2,802	2,685	2,317	10,450	8,818
General and administration	1,797	2,804	4,481	9,529	18,502

	8,186	9,611	11,423	35,995	45,233
Cost of revenue—amortization from balance sheet*	1,949	1,706	1,307	5,824	4,924

Total stock-based compensation expense	$10,135	$11,317	$12,730	$41,819	$50,157

*	Stock-based compensation expense deferred to inventory and deferred inventory costs in prior periods and recognized in the current period.
(2)

Adjustment amount represents equipment and facility-related creidts associated with restructuring recorded in relation to the closure of our Maryland FAB announced on July 21, 2009. These amounts have been adjusted in arriving at our non-GAAP results as they are non-recurring in nature and the adjusted numbers provide a better indication of our underlying business performance.

(3)	Diluted shares used to calculate net loss per share on a non-GAAP basis provided for informational purposes only.

Infinera Corporation

Condensed Consolidated Balance Sheets

(In thousands, except par values)

(Unaudited)

	December 29,	December 31,
	2012	2011
ASSETS
Current assets:
Cash and cash equivalents	$104,666	$94,458
Short-term investments	76,146	101,296
Accounts receivable, net of allowance for doubtful accounts of $94 in 2012 and $0 in 2011	107,039	80,616
Other receivables	2,909	1,346
Inventory	127,809	88,996
Deferred inventory costs	1,029	5,987
Prepaid expenses and other current assets	9,899	10,532

Total current assets	429,497	383,231
Property, plant and equipment, net	80,343	76,753
Deferred inventory costs, non-current	100	1,020
Long-term investments	2,874	54,315
Cost-method investment	9,000	9,000
Long-term restricted cash	3,868	3,047
Deferred tax asset	805	822
Other non-current assets	1,683	3,516

Total assets	$528,170	$531,704

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$61,428	$48,838
Accrued expenses	25,483	22,421
Accrued compensation and related benefits	22,325	18,966
Accrued warranty	7,262	5,692
Deferred revenue	26,744	22,781
Deferred tax liability	805	767

Total current liabilities	144,047	119,465
Accrued warranty, non-current	9,220	7,173
Deferred revenue, non-current	3,210	3,410
Other long-term liabilities	15,557	13,853
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value Authorized shares – 25,000 and no shares issued and outstanding	—	—
Common stock, $0.001 par value Authorized shares – 500,000 as of December 29, 2012 and December 31, 2011 Issued and outstanding shares – 112,461 as of December 29, 2012 and 106,976 as of December 31, 2011	112	107
Additional paid-in capital	930,618	876,927
Accumulated other comprehensive loss	(2,228)	(2,195)
Accumulated deficit	(572,366)	(487,036)

Total stockholders’ equity	356,136	387,803

Total liabilities and stockholders’ equity	$528,170	$531,704

Infinera Corporation

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Twelve Months Ended
	December 29,	December 31,
	2012	2011
Cash Flows from Operating Activities:
Net loss	$(85,330)	$(81,744)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	23,661	17,859
Provision for doubtful accounts	94	—
Provision for other receivables	—	563
Non-cash restructuring and other costs (credit)	—	(129)
Amortization of premium on investments	2,068	4,215
Stock-based compensation expense	41,819	50,157
Non-cash tax benefit	(7)	(95)
Other gain	(475)	(335)
Changes in assets and liabilities:
Accounts receivable	(26,517)	(4,686)
Other receivables	(1,894)	3,440
Inventories, net	(40,623)	(6,007)
Prepaid expenses and other assets	2,293	12,695
Deferred inventory costs	5,741	1,999
Accounts payable	15,410	9,342
Accrued liabilities and other expenses	6,915	(10,282)
Deferred revenue	3,763	(401)
Accrued warranty	3,616	1,444

Net cash used in operating activities	(49,466)	(1,965)
Cash Flows from Investing Activities:
Purchase of available-for-sale investments	(54,150)	(273,334)
Purchase of cost-method investment	—	(4,500)
Proceeds from sale of available-for-sale investments	11,584	4,072
Proceeds from maturities and calls of investments	117,605	287,781
Proceeds from disposal of assets	1	262
Purchase of property and equipment	(25,395)	(39,382)
Advance to secure manufacturing capacity	—	(1,500)
Reimbursement of manufacturing capacity advance	50	450
Change in restricted cash	(827)	983

Net cash provided by (used in) investing activities	48,868	(25,168)
Cash Flows from Financing Activities:
Proceeds from issuance of common stock	11,580	10,023
Repurchase of common stock	(882)	(1,248)
Payments for purchase of assets under financing arrangement	—	(262)

Net cash provided by financing activities	10,698	8,513
Effect of exchange rate changes on cash	108	(571)
Net change in cash and cash equivalents	10,208	(19,191)
Cash and cash equivalents at beginning of period	94,458	113,649

Cash and cash equivalents at end of period	$104,666	$94,458

Supplemental disclosures of cash flow information:
Cash paid for income taxes	$923	$1,487
Supplemental schedule of non-cash investing and financing activities:
Transfer of inventory to fixed assets	$3,222	$—
Non-cash settlement for manufacturing capacity advance	$275	$—

Infinera Corporation

Supplemental Financial Information

(Unaudited)

	Q1’11	Q2’11	Q3’11	Q4’11	Q1’12	Q2’12	Q3’12	Q4’12
Revenue ($ Mil)	$92.9	$96.0	$104.0	$112.0	$104.7	$93.5	$112.2	$128.1
Gross Margin % (1)	48%	41%	41%	42%	40%	37%	39%	36%

Invoiced Shipment Composition:
Domestic %	74%	72%	65%	70%	71%	70%	70%	63%
International %	26%	28%	35%	30%	29%	30%	30%	37%
Largest Customer %	14%	10%	<10%	14%	13%	15%	13%	13%

Cash Related Information:
Cash from (used in) Operations ($ Mil)	$(0.9)	$(0.1)	$4.1	$(5.1)	$(5.8)	$(22.7)	$(29.3)	$8.3
Capital Expenditures ($ Mil)	$10.6	$6.7	$5.9	$16.1	$13.6	$6.1	$2.5	$3.2
Depreciation & Amortization ($ Mil)	$4.2	$4.2	$4.9	$4.5	$5.5	$5.7	$6.1	$6.4
DSO’s	60	70	60	65	57	55	74	76

Inventory Metrics:
Raw Materials ($ Mil)	$20.1	$7.3	$7.0	$12.1	$15.3	$14.8	$12.4	$13.0
Work in Process ($ Mil)	$17.2	$27.7	$26.9	$37.0	$41.6	$49.4	$59.8	$57.3
Finished Goods ($ Mil)	$41.0	$34.4	$36.4	$39.9	$44.7	$50.9	$46.3	$57.5

Total Inventory ($ Mil)	$78.3	$69.4	$70.3	$89.0	$101.6	$115.1	$118.5	$127.8
Inventory Turns (1)	2.5	3.3	3.5	2.9	2.5	2.1	2.3	2.6

Worldwide Headcount	1,118	1,136	1,151	1,181	1,210	1,228	1,235	1,242

(1)	Amounts reflect non-GAAP results. Non-GAAP adjustments include non-cash stock-based compensation expense.